                                                                   Exhibit 24.1


                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  /s/ Gideon Argov
                                                       -----------------
                                                       Gideon Argov

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  /s/ Robert J. Cobuzzi
                                                       ---------------------
                                                       Robert J. Cobuzzi

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  /s/ Keith A. Jones
                                                       ------------------
                                                       Keith A. Jones

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  /s/ Herbert L. Henkel
                                                       ---------------------
                                                       Herbert L. Henkel

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  /s/ James H. Kasschau
                                                       ---------------------
                                                       James H. Kasschau

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                              By  /s/ J. Douglas Maxwell, Jr.
                                                  ---------------------------
                                                  J. Douglas Maxwell, Jr.

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  /s/ Robert N. Parker
                                                       --------------------
                                                       Robert N. Parker

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  Geoffrey S. Rehnert
                                                       -------------------
                                                       Geoffrey S. Rehnert

                              Kollmorgen Corporation

                                 Power of Attorney
                                 -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of Kollmorgen Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Pacific Scientific Company with and into Kollmorgen Corporation's wholly-owned subsidiary, Torque Corporation, hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of December, 1997.

                                                   By  George P. Stephan
                                                       -----------------
                                                       George P. Stephan